                                                                    Exhibit 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-7058) of Logitech International S.A. of our report dated April 30, 1997 appearing on page F-2 of this Annual Report on Form 20-F.



/s/ Price Waterhouse SA
Price Waterhouse SA

Lausanne, Switzerland
June 25, 1997